UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2007

BIOSITE INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-21873	33-0288606
(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road

San Diego, California 92121

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (858) 805-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 17, 2007, Biosite Incorporated (“Biosite”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), by and among Inverness Medical Innovations, Inc., a Delaware corporation (“Parent”), Inca Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”), and Biosite. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.01 per share (“Biosite Common Stock”), of Biosite at a price of $92.50 per share in cash without interest, plus if the first time that Purchaser accepts for payment any Biosite Common Stock tendered pursuant to the Offer (the “Acceptance Time”) shall not have occurred on or prior to the date that is forty-five days from the date of the Merger Agreement (or the next succeeding business day) (the “Target Date”), an amount of cash equal to $0.015205 per day for each day during the period commencing on the day following the Target Date through the Acceptance Time (the “Offer Price”).

The Merger Agreement also grants to Purchaser an irrevocable option to acquire directly from Biosite a number of additional shares of Biosite Common Stock that does not exceed 19.9% of Biosite’s outstanding Common Stock as of the date of the Merger Agreement upon the terms and subject to the conditions set forth in the Merger Agreement (the “Top-Up Option”), so long as immediately following the exercise of the Top-Up Option, Parent, Purchaser and their respective subsidiaries and affiliates will collectively own at least 90% of Biosite’s outstanding Common Stock. Pursuant to the Merger Agreement, as soon as practicable after acquiring shares of Biosite Common Stock pursuant to the Offer (and, if applicable, the Top-Up Option), and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into Biosite (the “Merger”) and Biosite will become a wholly-owned subsidiary of Parent. In the Merger, the shares of Biosite Common Stock remaining outstanding following the consummation of the Offer, other than shares held by Parent, Purchaser or any other subsidiary of Purchaser, or by stockholders who have preserved their appraisal rights under Delaware law, will be converted into the right to receive the Offer Price.

The obligation of Purchaser to accept for payment and pay for the shares tendered in the Offer is subject to the satisfaction or waiver of a number of offer conditions set forth in the Merger Agreement, including, among others, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. In addition, it is also a condition to Purchaser’s obligation to accept for payment and pay for the shares tendered in the Offer that at least a majority of the then-outstanding shares of Biosite Common Stock (determined on a fully-diluted basis) shall have been tendered in accordance with the terms of the Offer and not validly withdrawn (the “Minimum Condition”). The Minimum Condition may not be changed or waived by Parent or Purchaser without the prior written consent of Biosite.

The closing of the Merger is subject to customary closing conditions. Depending on the number of shares held by Parent and Purchaser after Purchaser’s acceptance of the shares tendered in accordance with the terms of the Offer (and, if applicable, Purchaser’s acquisition of Biosite Common Stock pursuant to the Top-Up Option), approval of the Merger by the holders of the outstanding shares of Biosite Common Stock remaining after the completion of the Offer may be required.

Biosite has agreed to operate its business in the ordinary course until the Merger is consummated. Biosite has also agreed not to solicit or engage in discussions with third parties regarding other proposals to acquire Biosite, subject to specified exceptions. The Merger Agreement also includes termination provisions for both Biosite and Parent. In connection with the termination of the Merger Agreement under specified circumstances involving another proposal to acquire Biosite or a change in the recommendation by Biosite’s Board of Directors of the transaction to Biosite’s stockholders, Biosite may be required to pay Parent a termination fee of $54 million.

Concurrently with the execution of the Merger Agreement, Parent and Biosite entered into Non-Competition, Non-Disclosure and Intellectual Property Assignment Agreements (the “Non-Competition Agreements”) with each of Kim D. Blickenstaff, Kenneth F. Buechler and Gunars E. Valkirs (the “Designated Employees”). The Non-Competition Agreements, which are effective and contingent upon the effective time of the Merger (the “Effective Time”), provide for the assignment of applicable intellectual property rights to Biosite following the Effective Time and contain confidentiality, non-competition and non-solicitation obligations of the Designated Employees, subject in each case to exceptions specified in the Non-Competition Agreements.

Each Non-Competition Agreement also provides for the applicable Designated Employee to receive, in lieu of any benefits to which he may be entitled under specified sections of Biosite’s Change in Control Severance Benefit Plan or under Section 5.9(a) of the Merger Agreement, as applicable, an amount equal to: (i) the product of: (a) the number of shares of Biosite Common Stock subject to each of his Biosite stock options; multiplied by (b) the excess, if any, of the Offer Price over the exercise price per share of each such stock option, payable at the Effective Time; plus (ii) two times his current annual base salary, payable in two equal installments as specified in such Non-Competition Agreement; plus (iii) two times a negotiated bonus equal to 50% of his current annual base salary, payable in two equal installments as specified in such Non-Competition Agreement.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference. Copies of the Non-Competition Agreements are attached as Exhibits 10.1, 10.2 and 10.3 to this report and are incorporated herein by reference. The foregoing descriptions of the Merger Agreement and Non-Competition Agreements do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and Non-Competition Agreements, respectively.

The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about Biosite. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to (and solely for the benefit of) each other. The assertions embodied in such representations and warranties are qualified by information contained in the confidential disclosure schedules that Biosite, parent and purchaser delivered in connection with signing the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying confidential disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

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A copy of a joint press release issued by Biosite and Parent on May 17, 2007 concerning the foregoing is attached as Exhibit 99.1 to this report.

Reference is made to Item 3.03 below, the contents of which are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Prior to entering into the Merger Agreement with Parent, Biosite: (a) terminated the Agreement and Plan of Merger, dated as of March 24, 2007, as amended (the “Beckman Merger Agreement”), by and among Beckman Coulter, Inc., a Delaware corporation (“Beckman”), Louisiana Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Beckman, and Biosite, in accordance with its terms; and (b) paid Beckman a termination fee of $54 million pursuant to the Beckman Merger Agreement, which fee has been reimbursed to the Company by Inverness in accordance with the terms of the Merger Agreement. Concurrently with the termination of the Beckman Merger Agreement, the Non-Competition, Non-Disclosure and Intellectual Property Assignment Agreements, dated as of March 24, 2007, among Beckman, Biosite and each of Kim D. Blickenstaff, Kenneth F. Buechler and Gunars E. Valkirs, were automatically terminated.

Biosite and Beckman are also parties to a BNP Assay Development, Manufacture and Supply Agreement effective as of June 24, 2003, which remains in effect notwithstanding the termination of the Beckman Merger Agreement.

Reference is made to Item 3.03 below, the contents of which are incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On May 17, 2007, Biosite entered into an Amendment No. 4 to Rights Agreement, by and between American Stock Transfer & Trust Company (successor-in-interest to Fleet National Bank (f.k.a. BankBoston, N.A)) (the “Rights Agent”) and Biosite (the “Amendment”). The Amendment amends the terms of that certain Rights Agreement, dated as of October 22, 1997, by and between Biosite and the Rights Agent (the “Rights Agreement”), as previously amended on December 9, 1999, July 18, 2001 and March 24, 2007. The Amendment was entered into in order to ensure that the Merger Agreement, the Offer, the Top-Up Option, the Merger or the consummation of any other transaction contemplated by the Merger Agreement does not trigger the distribution and/or exercise of the Rights (as defined in the Rights Agreement). The Amendment provides that, among other things: (i) no Person (as defined in the Rights Agreement) will be or become an Acquiring Person (as defined in the Rights Agreement) as a result of, among other things, the execution and delivery of the Merger Agreement, the Offer, the Top-Up Option, the Merger or the other transactions contemplated by the Merger Agreement; (ii) no Stock Acquisition Date (as defined in the Rights Agreement) or Distribution Date (as defined in the Rights Agreement) will occur as a result of, among other things, the execution and delivery of the Merger Agreement, the Offer, the Top-Up Option, the Merger or the other

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transactions contemplated by the Merger Agreement; (iii) the Rights will expire immediately prior to the Effective Time; and (iv) that certain Amendment No. 3 to the Rights Agreement dated March 24, 2007 shall be terminated.

A copy of the Amendment is attached as Exhibit 10.4 to this report and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
2.1	Agreement and Plan of Merger, dated as of May 17, 2007, by and among Inverness Medical Innovations, Inc., a Delaware corporation (“Parent”), Inca Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent, and Biosite Incorporated.

10.1	Non-Competition, Non-Disclosure and Intellectual Property Assignment Agreement, dated as of May 17, 2007, by and between Parent, Biosite Incorporated and Kim D. Blickenstaff.

10.2	Non-Competition, Non-Disclosure and Intellectual Property Assignment Agreement, dated as of May 17, 2007, by and between Parent, Biosite Incorporated and Kenneth F. Buechler.

10.3	Non-Competition, Non-Disclosure and Intellectual Property Assignment Agreement, dated as of May 17, 2007, by and between Parent, Biosite Incorporated and Gunars E. Valkirs.

10.4	Amendment No. 4 to Rights Agreement, dated as of May 17, 2007, by and between American Stock Transfer & Trust Company (successor-in-interest to Fleet National Bank (f.k.a. BankBoston, N.A.)) and Biosite Incorporated.

99.1	Press release of Biosite Incorporated and Inverness Medical Innovations, Inc., dated May 17, 2007.

Additional Information and Where To Find It

This report is neither an offer to purchase nor a solicitation of an offer to sell shares of Biosite. The tender offer for the shares of Biosite has not commenced. Stockholders of Biosite are urged to read the relevant tender offer documents when they become available because they will contain important information that stockholders should consider before making any decision regarding tendering their shares. At the time the offer is commenced, Parent and Purchaser will file tender offer materials with the U.S. Securities and Exchange Commission (SEC), and Biosite will file a Solicitation/Recommendation Statement with respect to the offer. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement will contain important information, which should be read carefully before any decision is made with respect to the tender offer. The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all stockholders of Biosite

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at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain a free copy of these documents (when they become available) from (i) Parent by mailing requests for such materials to: Inverness Medical Innovations, Inc., Investor Relations Department, 51 Sawyer Road, Suite 200, Waltham, MA 02453 and (ii) Biosite by mailing requests for such materials to: Investor Relations, Biosite Incorporated, 9975 Summers Ridge Road, San Diego, California 92121.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, Biosite and Parent file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Biosite or Parent at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Biosite’s and Parent’s filings with the Commission are also available to the public from commercial document-retrieval services and at the website maintained by the Commission at http://www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biosite Incorporated

Dated: May 17, 2007	By:	/s/ Christopher J. Twomey
Christopher J. Twomey
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Number	Description
2.1	Agreement and Plan of Merger, dated as of May 17, 2007, by and among Inverness Medical Innovations, Inc., a Delaware corporation (“Parent”), Inca Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent, and Biosite Incorporated.

10.1	Non-Competition, Non-Disclosure and Intellectual Property Assignment Agreement, dated as of May 17, 2007, by and between Parent, Biosite Incorporated and Kim D. Blickenstaff.

10.2	Non-Competition, Non-Disclosure and Intellectual Property Assignment Agreement, dated as of May 17, 2007, by and between Parent, Biosite Incorporated and Kenneth F. Buechler.

10.3	Non-Competition, Non-Disclosure and Intellectual Property Assignment Agreement, dated as of May 17, 2007, by and between Parent, Biosite Incorporated and Gunars E. Valkirs.

10.4	Amendment No. 4 to Rights Agreement, dated as of May 17, 2007, by and between American Stock Transfer & Trust Company (successor-in-interest to Fleet National Bank (f.k.a. BankBoston, N.A.)) and Biosite Incorporated.

99.1	Press release of Biosite Incorporated and Inverness Medical Innovations, Inc., dated May 17, 2007.